FORM 8-K 1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)  December 19, 2001
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

        WYOMING                       0-29651                06-15763-91
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation              File Number)          Identification No.)

  70 ESSEX STREET, MYSTIC, CONNECTICUT                               06355
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(Address of principal executive offices)                             (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)




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                                                                      FORM 8-K 2
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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

On December 19, 2001 the Registrant announced that it has joined the AT&T Ecosystem for Media program, a network services platform with a comprehensive co-marketing and distribution program that enables companies to create, manage and deliver digital media applications.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1   News Release dated December 19, 2001


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              USA VIDEO INTERACTIVE CORP.


Date:  December 19, 2001                   By: /s/  Anton J. Drescher
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                                              ANTON J. DRESCHER,
                                              CORPORATE SECRETARY


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                                                                      FORM 8-K 3
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[GRAPHIC  OMITED]
USVO
USA Video Interactive Corp.



MYSTIC, CONNECTICUT, DECEMBER 19, 2001 - USVO announced that it has joined the AT&T Ecosystem for Media program, a network services platform with a comprehensive co-marketing and distribution program that enables companies to create, manage and deliver digital media applications.

AT&T's Ecosystem for Media helps businesses unleash the power of applications such as website acceleration, streaming media, distance learning and media-enriched e-commerce. By combining AT&T's world-class data and Internet infrastructure, its digital media production capabilities and its broad network reach with USVO's specialized expertise in Internet media delivery, USVO will be able to provide its services and solutions to AT&T clients requiring rich media capabilities.

AT&T's Ecosystem for Media provides its customers with a continuum of content distribution options. For businesses that want to use the public Internet to distribute their content, AT&T's Intelligent Content Distribution Services provide customers with a variety of options for accelerating website performance, video-on-demand and webcasting capabilities. For businesses with enterprise-class networking needs that want to distribute their content within a private, high-performing and highly reliable network, AT&T offers its high-speed packet services.

"AT&T is always looking for technology providers with unique capabilities to add to our roster of Ecosystem for Media members, said Mike Jenner, vice president of global IP network services, AT&T. "Working with companies such as USVO, AT&T is able to provide the full spectrum of capabilities, from content creation and distribution to media management, to meet the requirements of customers with media-rich applications." "AT&T's Ecosystem for Media program presents us with an opportunity to provide StreamHQ(TM) media delivery solutions to more customers," said Edwin Molina, USVO's President and CEO. "The program will help give our products greater visibility."

ABOUT  USA  VIDEO  INTERACTIVE  (USVO)
USVO (OTCBB: USVO; CDNX: US; BSE/Frankfurt: USF) is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added content delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of the available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality content delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. StreamHQ(TM) encompasses a range of end-to-end services from source to viewing, including content production, content encoding, asset management and protection, media and application hosting, multi-mode content distribution, and transaction data capture and reporting. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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                                                                      FORM 8-K 4
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin Stock
Exchange: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.

ABOUT  AT&T
AT&T  (http://www.att.com)  is  among  the world's premier voice, video and data
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communications  companies,  serving consumers, businesses and government. Backed by the research and development capabilities of AT&T Labs, the company runs the world's largest, most sophisticated communications network and is the largest cable operator in the U.S. The company is a leading supplier of data and Internet services for businesses and offers outsourcing, consulting and networking-integration to large businesses.

AT&T  'SAFE  HARBOR'
--------------------
The foregoing are "forward-looking statements" which are based on management's beliefs as well as on a number of assumptions concerning future events made by and information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside AT&T's control, that could cause actual results to differ materially from such statements. For a more detailed description of the factors that could cause such a difference, please see AT&T's filings with the Securities and Exchange Commission. AT&T disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This information is presented solely to provide additional information to further understand the results of AT&T.


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